Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the issuance of the consolidated financial statements and no other subsequent event is identified that would have required adjustment or disclosure in the consolidated financial statements.

On February 20, 2024, the Company held an extraordinary general meeting of shareholders where the shareholders approved the proposed 1-for-10 share consolidation of the Company’s ordinary shares of US$0.0001 par value each The Share Consolidation was effective on February 29, 2024. For details refer to Note 17.

In March 2024, the Company purchased an office located in Chaoyang District, Beijing for a total purchase price of approximately $2.1 million.